SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of

                       the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): January 18, 2005





                                Blair Corporation

             (Exact name of registrant as specified in its charter)



          Delaware                 001-00878                  25-0691670
          --------                 ---------                  ----------
      (State or other        (Commission File No.)         (I.R.S. Employer
      Jurisdiction of                                    Identification No.)
       incorporation)

     220 Hickory Street, Warren, Pennsylvania                 16366-0001
     (Address of Principal executive offices)                 (Zip Code)


      Registrant's telephone number, including area code: (814) 723-3600


                                 Not Applicable
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425) [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)) [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the
Exchange Act (17 CFR 240.13e-4(c))

                                                                    EXHIBIT 99.1
Item 8.01.  Other Events.

         On January 18, 2005, Blair Corporation (the "Company") announced that it will hold its annual meeting at 11:00 a.m. on Thursday, April 21, 2005, at The Library Theatre, 302 Third Avenue West, Warren, Pennsylvania.

         A copy of the press release regarding the foregoing is attached hereto as Exhibit 99.1.

Item 9.01.  Financial Statements and Exhibits.

         (a) Financial statements of businesses acquired.

                 Not applicable.

         (b) Pro forma financial information.

                 Not applicable.

         (c)   Exhibits

                 Exhibit 99.1.Press Release.




                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date:  January 18, 2005             Blair Corporation



                                    By: /s/ John E. Zawacki
                                        -------------------------------------
                                        John E. Zawacki
                                        President and Chief Executive Officer



                                    By:  /s/ Bryan J. Flanagan
                                         ------------------------------------
                                         Bryan J. Flanagan
                                         Senior Vice President and Chief
                                         Financial Officer

              BLAIR CORPORATION ANNOUNCES DATE OF ANNUAL MEETING

WARREN, Pa., (January 18, 2005) -- Blair Corporation (AMEX: BL), (www.blair.com), a national catalog and multi-channel direct marketer of women's and men's apparel and home products, announced today that it will hold its annual meeting at 11:00 a.m. on Thursday, April 21, 2005. The meeting will be held at The Library Theatre, 302 Third Avenue West, Warren, Pennsylvania. The Board of Directors has set the record date for stockholders entitled to vote at the meeting for March 4, 2005.

ABOUT BLAIR

Headquartered in Warren, Pennsylvania, Blair Corporation sells a broad range of women's and men's apparel and home products through direct mail marketing and its Web sites www.blair.com and www.crossingpointe.com. Blair Corporation employs over 2,300 people and operates facilities and retail outlets in Northwestern Pennsylvania as well as a catalog outlet in Wilmington, Delaware. The Company, which has annual sales of more than $500 million, is publicly traded on the American Stock Exchange (AMEX: BL).

This release contains certain statements, including without limitation, statements containing the words "believe," "plan," "expect," "anticipate," and words of similar import relating to future results of the Company (including certain projections and business trends) that are "forward-looking statements" as defined in the Private Securities Litigation Reform Act of 1995. Actual results may differ materially from those projected as a result of certain risks and uncertainties, including but not limited to, changes in political and economic conditions, demand for and market acceptance of new and existing products, as well as other risks and uncertainties detailed in the most recent periodic filings of the Company with the Securities and Exchange Commission.